UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

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☐	Soliciting Material Pursuant to §240.14a-12

SHINECO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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SHINECO, INC.

RM 3D-1603 New World Center Apartment,

Chong Wen Men Wai Blvd,

Beijing 100062

People’s Republic of China

Notice of Annual Meeting of Stockholders

Date:	June 28, 2023
Time:	9:00 p.m. EST
Location:	BCos Conference Center, West Tower, Global Financial Center, East Third Ring Middle Road, Chaoyang District, Beijing, People’s Republic of China 100020.
Record Date:	May 16, 2023

Proposals:

1.	Re-elect seven directors to the Board of Directors (the “Board”) of Shineco, Inc. (the “Company”) to serve until their successors are duly elected and qualified at the 2024 annual meeting of stockholders or until their earlier resignation or removal;

2.	To approve the 2023 Equity Incentive Plan; and

3.	Ratify the appointment of Assensture PAC (“Assensture”) as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2023.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTOR NOMINEES INCLUDED IN PROPOSAL NO. 1, AND “FOR” PROPOSAL NO. 2 AND NO. 3.

Holders of record of the Company’s common stock at the close of business on May 16, 2023 (the “Record Date”) will be entitled to notice of, and to vote at the 2023 annual meeting of stockholders of the Company (the “Meeting”) and any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote.

Your vote is important, regardless of the number of shares you own. Even if you plan to attend the Meeting in person, it is strongly recommended that you complete the enclosed proxy card before the meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend.

A complete list of stockholders of record entitled to vote at the Meeting will be available for 10 days before the Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to the Meeting.

This notice and the enclosed proxy statement are first being mailed to stockholders on or about May 18, 2023.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

By Order of the Board,

Date:	May 18, 2023	By:	/s/ Jennifer Zhan
		Name:	Jennifer Zhan
		Title:	Chief Executive Officer (Principal Executive Officer)

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” ALL OF THE PROPOSALS LISTED ABOVE.

Important Notice Regarding the Availability of Proxy Materials

for the 2023 Annual Meeting of Stockholders to be held at 9:00 p.m. EST on June 28, 2023

The Notice of the Annual Meeting of Stockholders, this proxy statement, and our Annual Report on Form 10-K for the period ended June 30, 2022 (the “Annual Report”) are available at https://www.biosisi.com.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

In this proxy statement, we refer to Shineco, Inc. as the “Company,” “we,” “us,” or “our.”

This proxy statement describes the proposals on which our Board would like you, as a stockholder, to vote at the Meeting, which will take place on June 28, 2023 at 9:00 p.m., EST, at BCos Conference Center, West Tower, Global Financial Center, East Third Ring Middle Road, Chaoyang District, Beijing, People’s Republic of China 100020.

Stockholders are being asked to consider and vote upon proposals to (i) re-elect seven directors to the Board to serve until their successors are duly elected and qualified at the 2024 annual meeting of stockholders or until their earlier resignation or removal, (ii) approve the 2023 Equity Incentive Plan; and (iii) ratify the appointment of Assensture PAC (“Assensture”) as our independent registered public accounting firm for the fiscal year ending June 30, 2023.

This proxy statement also gives you information on the proposals so that you can make an informed decision. You should read it carefully. Your vote is important. You are encouraged to submit your proxy card as soon as possible after carefully reviewing this proxy statement.

Who can vote at the Meeting?

Stockholders who owned shares of our common stock on the Record Date may attend and vote at the Meeting. There were 21,088,433 shares of common stock outstanding on the Record Date. All shares of common stock shall have one vote per share. Information about the stockholdings of our directors, executive officers, and significant stockholders is contained in the section entitled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 15 of this proxy statement.

What is the proxy card?

The card enables you to appoint Xiqiao Liu as your representative at the Meeting. By completing and returning the proxy card, you are authorizing this person to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended to complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxy will vote your shares, under your proxy, according to his best judgment.

How does the Board recommend that I vote?

Our Board unanimously recommends that stockholders vote “FOR” each of the director nominees listed in proposal No. 1, and “FOR” proposal No. 2 and No.3.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Certain of our stockholders hold their shares in an account at a brokerage firm, bank, or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

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Stockholder of Record/Registered Stockholders

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Transhare Corporation, you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date, and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank, or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank, or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Meeting.

What are broker non-votes?

Broker non-votes are shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. The proposed ratification of the appointment of Assensture as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023 is considered a “routine” matter. Accordingly, brokers are entitled to vote uninstructed shares only with respect to the ratification of the appointment of Assensture as our independent registered public accounting firm.

If my bank, broker or other nominee holds my shares in “street name,” will such party vote my shares for me?

For all “non-routine” matters, not without your direction. Your broker, bank or other nominee will be permitted to vote your shares on any “non-routine” proposal only if you instruct your broker, bank or other nominee on how to vote. Under applicable stock exchange rules, brokers, banks or other nominees have the discretion to vote your shares on routine matters if you fail to instruct your broker, bank or other nominee on how to vote your shares with respect to such matters. The proposals to be voted upon by our stockholders described in this proxy statement, except for the ratification of the appointment of our independent registered public accounting firm, are “non-routine” matters, and brokers, banks and other nominees therefore cannot vote on these proposals without your instructions. The proposed ratification of the appointment of Assensture as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023 is considered a “routine” matter. Accordingly, brokers, banks and other nominees are entitled to vote uninstructed shares only with respect to the ratification of the appointment of Assensture as our independent registered public accounting firm. Therefore, it is important that you instruct your broker, bank or nominee on how you wish to vote your shares.

How do I vote my shares if I hold my shares in “street name” through a bank, broker or other nominee?

If you hold your shares as a beneficial owner through a bank, broker or other nominee, you should have received instructions on how to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. You must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your shares are voted in the way you would like at the Meeting.

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How do I vote?

If you were a stockholder of record of the Company’s common stock on the Record Date, you may vote in person at the Meeting or by submitting a proxy. Each share of common stock that you own in your name entitles you to one vote, in each case, on the applicable proposals.

(1)	You may submit your proxy by mail. You may submit your proxy by mail by completing, signing, and dating your proxy card and returning it in the enclosed, postage-paid, and addressed envelope. If we receive your proxy card prior to the Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

●	as you instruct, and

●	according to the best judgment of the proxies if a proposal comes up for a vote at the Meeting that is not on the proxy card.

We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Anna Kotlova, at Transhare Corporation, 17755 North US Highway 19, Suite # 140. Clearwater FL 33764.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

●	FOR each nominee for director;

●	FOR approving the 2023 Equity Incentive Plan; and

●	FOR the selection of Assensture as our independent registered public accounting firm for the fiscal year ending June 30, 2023.

(2)	You may vote in person at the Meeting. We will pass out written ballots to any stockholder of record who wants to vote at the Meeting.

(3)	You may vote online. You may use the website www.transhare.com to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., EST, June 27, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

(4)	You may vote via email. You may email your signed voting card to Anna Kotlova at akotlova@bizsolaconsulting.com.

(5)	You may vote via fax. You may fax your signed voting card to +1.727.269.5616.

What happens if I abstain?

If you abstain, whether by proxy or in person at the Meeting, or if you instruct your broker, bank or other nominee to abstain your abstention will not be counted for or against the proposals, but will be counted as “present” at the Meeting in determining whether or not a quorum exists.

If I plan on attending the Meeting, should I return my proxy card?

Yes. Whether or not you plan to attend the Meeting, after carefully reading and considering the information contained in this proxy statement, please complete and sign your proxy card, and then return the proxy card in the pre-addressed, postage-paid envelope provided herewith as soon as possible, so your shares may be represented at the Meeting.

May I change my mind after I return my proxy?

Yes. You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

●	sending a written notice to the Chief Operating Officer of the Company at the Company’s executive offices stating that you would like to revoke your proxy of a particular date;

●	signing another proxy card with a later date and returning it to the Chief Operating Officer before the polls close at the Meeting; or

●	attending the Meeting and voting in person.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

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What happens if I do not indicate how to vote my proxy?

Signed and dated proxies received by the Company without an indication of how the stockholder desires to vote on a proposal will be voted in favor of each director and proposal presented to the stockholders.

Will my shares be voted if I do not sign and return my proxy card?

If you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Meeting.

What vote is required to re-elect the director nominees as directors of the Company?

The re-election of each nominee for director requires the affirmative vote of a plurality of the shares of common stock represented in person or by proxy and entitled to vote in the re-election of directors at the Meeting.

How many votes are required to approve the incentive plan?

The proposal to approve equity incentive plan requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of common stock entitled to vote.

How many votes are required to appoint Assensture as the Company’s independent registered public accounting firm for fiscal year ending June 30, 2023?

The proposal to appoint Assensture to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2023 requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of common stock entitled to vote.

Is my vote kept confidential?

Proxies, ballots, and voting tabulations identifying stockholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting and also file a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) reporting the voting results.

Who can help answer my questions?

You can contact Xiqiao Liu at (+86) 10- 68130220 or by sending a letter to the offices of the Company at RM 3D-1603 New World Center Apartment, Chong Wen Men Wai Blvd, Beijing 100062 , People’s Republic of China, with any questions about proposals described in this proxy statement or how to execute your vote.

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GENERAL INFORMATION ABOUT THE MEETING AND VOTING

We are furnishing this proxy statement to you, as a stockholder of Shineco, Inc., as part of the solicitation of proxies by our Board for use at the Meeting to be held on June 28, 2023, and any adjournment or postponement thereof. This proxy statement is first being furnished to stockholders on or about May 18, 2023. This proxy statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Meeting.

Date, Time, and Place of the Meeting	The Meeting will be held on June 28, 2023, at 9:00 p.m., EST, at BCos Conference Center, West Tower, Global Financial Center, East Third Ring Middle Road, Chaoyang District, Beijing, People’s Republic of China 100020., or such other date, time, and place to which the Meeting may be adjourned or postponed.

Purpose of the Meeting	At the Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

1.	Re-elect seven directors to the Board to serve until their successors are duly elected and qualified at the 2024 annual meeting of stockholders or until their earlier resignation or removal;

2.	To approve the 2023 Equity Incentive Plan; and

3.	Ratify the appointment of Assensture as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2023.

Record Date and Voting Power	Our Board fixed the close of business on May 16, 2023, as the record date for the determination of the outstanding shares of common stock entitled to notice of, and to vote on, the matters presented at the Meeting. As of the Record Date, there were 21,088,433 shares of common stock outstanding. Each share of common stock entitles the holder thereof to one vote.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the common stock outstanding and entitled to vote at the Meeting is represented in person or by proxy. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting.

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Proposal No. 1 (re-election of seven directors) requires the affirmative vote of a plurality of the shares of common stock represented in person or by proxy and entitled to vote in the re-election of directors at the Meeting. Abstentions and broker non-votes will have no effect on the re-election of directors; and

Proposal No. 2 (ratification of the 2023 Equity Incentive Plan) requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

Proposal No. 3 (ratification of appointment of Assensture to serve as our independent registered public accounting firm for fiscal year ending June 30, 2023) requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

Revocability of Proxies	Any proxy may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by (A) sending to our Chief Operating Officer, at Shineco, Inc., RM 3D-1603 New World Center Apartment, Chong Wen Men Wai Blvd, Beijing 100062, People’s Republic of China, either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (B) by attending the Meeting and voting in person.

Proxy Solicitation Costs	The cost of preparing, assembling, printing, and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Meeting, will be borne by the Company. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram, and personal solicitation by officers, directors, and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal	None of Delaware law, our Certificate of Incorporation, or our Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Meeting. Accordingly, our stockholders will have no right to dissent on any of the proposals presented at the Meeting.

Who Can Answer Your Questions about Voting Your Shares	You can contact Xiqiao Liu at (+86) 10-67084339 or by sending a letter to the offices of the Company at RM 3D-1603 New World Center Apartment, Chong Wen Men Wai Blvd, Beijing 100062, People’s Republic of China, with any questions about proposals described in this proxy statement or how to execute your vote.

Principal Offices	The principal executive offices of our Company are located at RM 3D-1603 New World Center Apartment, Chong Wen Men Wai Blvd, Beijing 100062, People’s Republic of China. The Company’s telephone number is (+86) -010-68130220.

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PROPOSAL NO. 1 — RE-ELECTION OF DIRECTORS

Our Board consists of seven directors, all of whom have been nominated by the Nominating and Corporate Governance Committee of our Board (the “Nominating Committee”) and approved by our Board to stand for re-election as directors of the Company. Unless such authority is withheld, proxies will be voted for the re-election of the persons named below, each of whom has been designated as a nominee. If, for any reason, any nominee/director becomes unavailable for re-election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

We believe that the collective skills, experiences, and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. While the Nominating Committee of our Board does not have any specific, minimum qualifications that must be met by each of our directors, the Nominating Committee uses a variety of criteria to evaluate the qualifications and skills necessary for each member of the Board. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value, and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experiences.

The director nominees recommended by the Board are as follows:

the board recommends the RE-election of these nominees:

Name	Age	Role	Since

Mike Zhao	59	Chair of the Board and Director (Independent)	2021

Sai (Sam) Wang	38	Chief Financial Officer and Director	2015*

Jennifer Zhan	35	Chief Executive Officer and Director	2021

Jin Liu	57	Director (Independent)	2020

Aamir Ali Quraishi	53	Director (Independent)	2022

Xiqiao Liu	44	Director (Executive Director)	2022

Hu Li	49	Director (Independent)	2021

* Mr. Sai (Sam) Wang has been our CFO since 2015 and director since 2016.

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Nominee Information

Sai (Sam) Wang Age: 38	Principal Occupation: Chief Financial Officer and Director of the Company
Director since:	Business Experience:

2016	●	Financial Controller of the Company from 2011 and 2015

	●	Supervisory director of Shineco Zhisheng (Beijing) Bio-Technology Co., Ltd. since 2014

	●	General Manager of Qingdao Yinghuanhai International Logistics Co., Ltd. since 2012

	●	Manager of Corporate Finance of Citibank in Shenzhen from 2008 to 2011

Skills and Expertise:

●	In-depth experience with our financial matters

●	Profound knowledge of our industry

Jin Liu Age: 57	Principal Occupation: Executive Vice-President of China Science & Merchants Investment Management Group

Director since:	Business Experience:

2020	●	Independent Director of Jin Liu Communication Design Institute Co., Ltd. (SHE: 300597) since 2017

	●	Executive Vice-President of China Science & Merchants Investment Management Group since 2014

Skills and Expertise:

●	Expertise in risk control, information disclosure, and financial management of domestic and foreign listed companies

Aamir Ali Quraishi Age: 53	Principal Occupation: Non-Executive Chairman of Bowen Fintech PLC
Director since:	Business Experience:

2022	●	Non-Executive Chairman of Bowen Fintech PLC since April 2021

	●	Dresdner Kleinwort Wasserstein from 1996 to 2003

	●	Libertas Capital Group Plc from 2003 to 2011

Skills and Expertise:

●	Member of the Institute of Chartered Accountants in England and Wales

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Mike Zhao Age: 59	Principal Occupation: Director of New York Hua Yang, Inc.
Director since:	Business Experience:

2021	●	Director of New York Hua Yang, Inc. Since April 2018

	●	Chief Executive Officer of TD Holdings, Inc. (Formerly known as China Commercial Credit Inc.) from 2011 to 2016

Skills and Expertise:

●	Management experience in diverse corporations and financial service institutions, with a proven record of productivity, quality and integrity

Jennifer Zhan Age: 35	Principal Occupation: Chief Executive Officer and Director of the Company
Director since:	Business Experience:

2021	●	Founding partner of Tian ‘Ang Capital Beijing Investment Management Co., Ltd. since January 2018

	●	Vice President of CEB International from 2017 to 2018

	●	Deputy Director of Financial Law Division at Jingshi Law Firm from 2015 to 2017

Skills and Expertise:

●	Finance and business operation.

Xiqiao Liu Age: 44	Principal Occupation: Chief Operating Officer and Director of the Company
Director since:	Business Experience:

2022	●	Deputy Director of the Company’s Board Office since 2017

	●	Fund Manager at Shanghai Shunjia Industry Co., Ltd. from 2015 to 2017

Skills and Expertise:

●	Investment and asset management

Hu Li Age: 49	Principal Occupation: Chief supervisor of Anhui Yihai Mining Equipment Co., Ltd.
Director since:	Business Experience:

2021	●	Chief supervisor of Anhui Yihai Mining Equipment Co., Ltd. since 2018

	●	Vice General Manager of Shaanxi Huipu Financial Leasing Co., Ltd. from 2015 to 2018

Skills and Expertise:

●	Finance and asset management

Corporate Governance Practices and Policies

Board and Committee Independence

The Board determines whether each of our directors is considered independent. For a director to be considered independent, the director must meet the bright-line independence standards under the Nasdaq listing standards. The Board must also affirmatively determine that, in its opinion, each director has no relationship that would interfere with the directors’ exercise of independent judgment in carrying out the director’s responsibilities. In addition to the Nasdaq listing standards, the Board will consider all relevant facts and circumstances in determining whether a director is independent. There are no family relationships among any of our directors and executive officers. The Board has determined that the following nominees satisfy the independence requirements of Nasdaq: Jin Liu, Aamir Ali Quraishi, Mike Zhao, and Hu Li.

Board Committees and Meetings

The Board held 2 meetings during fiscal year 2022. No director attended fewer than 75% the aggregate number of all meetings of the Board and committees on which he or she served during fiscal year 2022. The Company expects the directors to attend the Meeting either in person or by conference call.

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Board Committees

The Board has created three standing committees: an Audit Committee, a Compensation Committee, and a Nominating Committee. The Board has adopted a formal, written charter for each of the committees under which each committee operates. The charters can be found in the Corporate Governance section of the Investor Relations tab on the Company’s website at https://www.biosisi.com. As a matter of routine corporate governance, each committee intends to review its charter and practices on an annual basis to determine whether its charter and practices are consistent with listing standards of Nasdaq.

Committee Composition

Director	Audit Committee	Compensation Committee	Nominating Committee
Jin Liu	(1)(2)(3)	(1)	(1)

Aamir Ali Quraishi	(1)		(1)(2)

Hu Li	(1)	(1)

Mike Zhao		(1)(2)	(1)

(1)	Committee member.

(2)	Committee chair.

(3)	Our board has determined that we have at least one “audit committee financial expert,” as defined by the rules and regulations of the SEC and that is Jin Liu.

Audit Committee

Upon re-election, Jin Liu, Aamir Ali Quraishi, and Hu Li will continue to be members of our Audit Committee of the Board (the “Audit Committee”), where Mr. Jin Liu shall continue to serve as the chairman. All members of our Audit Committee satisfy the independence standards promulgated by the SEC and by Nasdaq as such standards apply specifically to members of Audit Committees.

We have adopted and approved a charter for the Audit Committee. In accordance with our Audit Committee Charter, our Audit Committee shall perform several functions, including:

●	evaluating the independence and performance of, and assessing the qualifications of, our independent auditor, and engaging such independent auditor;
●	approving the plan and fees for the annual audit, quarterly reviews, tax, and other audit-related services, and approving in advance any non-audit service to be provided by the independent auditor;
●	monitoring the independence of the independent auditor and the rotation of partners of the independent auditor on our engagement team as required by law;
●	reviewing the financial statements to be included in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and reviewing with management and the independent auditors the results of the annual audit and reviewing of our quarterly financial statements;
●	overseeing all aspects of our systems of internal accounting control and corporate governance functions on behalf of the Board;
●	reviewing and approving in advance any proposed related-party transactions and reporting to the full Board on any approved transactions; and
●	providing oversight assistance in connection with legal, ethical, and risk management compliance programs established by management and the Board, including Sarbanes-Oxley Act implementation, and making recommendations to the Board regarding corporate governance issues and policy decisions.

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It is determined that Mr. Jin Liu possesses accounting or related financial management experience that qualifies him as an “audit committee financial expert” as defined by the rules and regulations of the SEC.

The Audit Committee held two meetings in fiscal year 2022.

Compensation Committee

Upon re-election, Jin Liu, Hu Li, and Mike Zhao will be members of our Compensation Committee of the Board (the “Compensation Committee”) and Mr. Mike Zhao shall serve as the chairman. All members of our Compensation Committee are qualified as independent under the current definition promulgated by Nasdaq. We have adopted a charter for the Compensation Committee. In accordance with the Compensation Committee’s Charter, the Compensation Committee is responsible for overseeing and making recommendations to the Board regarding the salaries and other compensation of our executive officers and general employees and providing assistance and recommendations with respect to our compensation policies and practices.

The Compensation Committee held two meetings in fiscal year 2022.

Nominating Committee

Upon re-election, Mike Zhao，Jin Liu and Aamir Ali Quraishi will be the members of our Nominating Committee, where Ms. Aamir Ali Quraishi shall serve as the chairman. All members of our Nominating and Governance Committee are qualified as independent under the current definition promulgated by Nasdaq. Our Board adopted and approved a charter for the Nominating Committee. In accordance with the Nominating Committee’s Charter, the Nominating Committee is responsible to identify and propose new potential director nominees to the board of directors for consideration and review our corporate governance policies.

The Nominating Committee held two meetings in fiscal year 2022.

Board Diversity

The matrix below summarizes certain information regarding the diversity of our Board as of the date of this proxy statement. Each of the categories listed in the table below has the meaning set forth in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of May 17, 2023)
Total Number of Directors - 7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6

Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian	1	6
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Board Role in Risk Oversight

Our Audit Committee is primarily responsible for overseeing our risk management processes on behalf of the Board, including with respect to cybersecurity risks. The Audit Committee receives reports from management on at least a quarterly basis regarding management’s assessment of risks to the Company.

In addition, the Audit Committee reports regularly to our Board, which also monitors our risk profile. The Audit Committee and the Board focus on the most significant risks we face and our general risk management strategies, while our management team coordinates responses to day-to-day risks.

Code of Conduct and Ethics

We have adopted a code of conduct and ethics (the “Code of Ethics”) applicable to our directors, officers, and employees in accordance with applicable federal securities laws and Nasdaq rules. The Code of Ethics is publicly available in the Corporate Governance section of the Investor Relations tab on the Company’s website at https://www.biosisi.com. We intend to post any amendments to or waivers from the Code of Ethics that apply to our principal executive officer, principal financial officer, and principal accounting officer, or persons performing similar functions, on our website.

Family Relationships

There are no family relationships between or among the director nominees or other executive officers of the Company.

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Legal Proceedings Involving Officers and Directors

To the knowledge of the Company after reasonable inquiry, no director nominee or executive officers during the past 10 years, or any promoter who was a promoter at any time during the past five fiscal years, has (1) been subject to a petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent, or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing; (2) been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities: (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings, and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; (ii) engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws; (4) been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) of this section, or to be associated with persons engaged in any such activity; (5) been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any Federal or State securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated; (6) been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated; (7) been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any Federal or State securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (8) been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934, as amended, or the “Exchange Act” (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity, or organization that has disciplinary authority over its members or persons associated with a member.

There are no material pending legal proceedings to which any of the individuals listed above is party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Stockholder Communications with the Board

We have not implemented a formal policy or procedure by which our stockholders can communicate directly with our Board. Nevertheless, every effort will be made to ensure that the views of stockholders are heard by the Board, and that appropriate responses are provided to stockholders in a timely manner. During the upcoming year, our Board will continue to monitor whether it would be appropriate to adopt such a process.

Director Compensation

During the fiscal year ended June 30, 2022, we paid each independent director an annual cash compensation of $10,000. In the future, we may also provide stock, option, or other equity-based incentives to our directors for their service. We also reimbursed our directors for any out-of-pocket expenses incurred by them in connection with their services provided in such capacity.

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The following table reflects all compensation awarded to, earned by, or paid to our directors for the fiscal year ended June 30, 2022. Directors who are also officers do not receive any additional compensation for their services as directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Options Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($) (1)
Xiqiao Liu	10,000	-	-	-	-	-	10,000
Jin Liu	10,000	-	-	-	-	-	10,000
Aamir Ali Quraishi	10,000	-	-	-	-	-	10,000
Hu Li	10,000	-	-	-	-	-	10,000
Mike Zhao	10,000	-	-	-	-	-	10,000

(1)	The compensation was paid in RMB and US$. The amounts in the foregoing table have been converted into U.S. Dollar at the conversion rate at 1 RMB to 0.1466 USD.

Executive Officers

Our current executive officers are as follows:

Name	Age	Position
Jennifer Zhan	35	Chief Executive Officer and Director of the Company
Sai (Sam) Wang	38	Chief Financial Officer and Director of the Company
Xiqiao Liu	44	Chief Operating Officer and Director of the Company

Jennifer Zhan, age 35, became our Chief Executive officer in July 2021. Ms. Zhan was a founding partner of Tian ‘Ang capital Beijing Investment Management Co., Ltd., a private equity investment firm, since January 2018. Ms. Zhan was mainly responsible for the firm’ daily operation, team building, business expansion, and its private equity investment in the medical and health field. From December 2017 to December 2018, Ms. Zhan served as Vice President of CEB International, an investment company under China Everbright Bank. She was responsible for daily operation and management, established good cooperative relationships with top domestic and foreign investment banks such as Goldman Sachs, JPMorgan Chase, Guotai Junan, SDIC China Merchants, Sequoia Capital, and established venture capital funds in cooperation with Shandong Yantai and other local governments. From January 2015 to November 2017, Ms. Zhan was Deputy Director of Financial Law Division at Jingshi Law Firm, one of the top five law firms in China with 2,000 practicing lawyers. From January 2010 to December 2014, Ms. Zhan served as Chief Business Officer of Greater China at Japan Mitsubishi Japan Machinery Co., Ltd. Ms. Zhan obtained her bachelors’ degree in Business Administration from Beijing Foreign Studies University in 2010 and is studying in the executive MBA program at ESC PAU Pau Business School, France.

Sai (Sam) Wang, age 38, became our Chief Financial Officer in February 2015 and Director since 2016. Mr. Wang has worked for Shineco, Inc. since 2011, where he served as Financial Controller until his appointment as our Chief Financial Officer. Mr. Wang has been the supervisory director of Shineco Zhisheng (Beijing) Bio-Technology Co., Ltd. since 2014. He has served as the General Manager of Qingdao Yinghuanhai International Logistics Co., Ltd. since 2012. Prior to joining Shineco, he worked for Citibank in Shenzhen from 2008 until 2011, where he served as Manager of Corporate Finance. Mr. Wang obtained a Masters in Commerce with a concentration in applied finance from the University of Queensland in 2010. In 2008, he received a bachelor’s degree in Accounting from Griffith University in Australia. Mr. Wang was chosen as a director because he has profound knowledge of our industry and he is experienced with our financial matters.

Xiqiao Liu, age 44, became our Chief Operating Officer and Director in 2023. Mr. Liu has over 10 years of experience in investment and asset management. Since July 2017, Mr. Liu has been serving as the Deputy Director of the Board Office where his responsibilities include overseeing the financing activities of the Company. From July 2015 to May 2017, Mr. Liu worked as a fund manager at Shanghai Shunjia Industry Co., Ltd., a private equity fund. Mr. Liu has a Bachelor of Arts Degree in Economics from Beijing Materials University specializing in stock options, and an MBA degree from Renmin University of China.

Executive Compensation

The following table sets forth the compensation paid by us during the fiscal years ended June 30, 2021 and 2022 for services performed on our behalf with respect to the persons who served as our named executive officers during the years ended June 30, 2021 and June 30, 2022.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary (1) ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Other Compensation ($)	Total ($)
Jennifer Zhan(CEO)	2021	0					0
Jennifer Zhan(CEO)	2022	60,000					60,000
Sai (Sam) Wang(CFO)	2021	96,000					96,000
Sai (Sam) Wang(CFO)	2022	96,000					96,000

(1)	Salaries were paid in RMB.

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Employment Agreements

Generally

Under Chinese law, we may only terminate employment agreements without cause and without penalty by providing notice of non-renewal one month prior to the date on which the employment agreement is scheduled to expire. If we fail to provide this notice or if we wish to terminate an employment agreement in the absence of cause, then we are obligated to pay the employee one month’s salary for each year we have employed the employee. We are, however, permitted to terminate an employee for cause without penalty to our company, where the employee has committed a crime or the employee’s actions or inactions have resulted in a material adverse effect to us. At this time, we have no employment agreements with any of our executive officers.

Outstanding Awards

The Following table sets forth the equity awards under the 2022 Equity Incentive Plan for the fiscal years ended June 30, 2022.

	Option awards					Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) un-exercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Xiqiao Liu	-	-	-	-	-	-	-	-	-
Sai (Sam) Wang	-	-	-	-	-	-	-	-	-
Jennifer Zhan	-	-	-	-	-	-	-	-	-

Retirement Plans

We currently have no plans that provide for the payment of retirement benefits, or benefits that will be paid primarily following retirement, including but not limited to tax-qualified defined benefit plans, supplemental executive retirement plans, tax-qualified defined contribution plans and nonqualified defined contribution plans.

Potential Payments upon Termination or Change-in-Control

We currently have no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to a named executive officer at, following, or in connection with any termination, including without limitation resignation, severance, retirement or a constructive termination of a named executive officer, or a change in control of the Company or a change in the named executive officer’s responsibilities, with respect to each named executive officer.

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SECTION 16(A) COMPLIANCE

Section 16(a) of the Exchange Act, requires our directors, officers, and persons who own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other of our equity securities. To our knowledge, based solely on review of the copies of such reports furnished to us, as of the date of this proxy, all Section 16(a) filings applicable to officers, directors, and greater than 10% stockholders were made.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock by any person known to us to be the beneficial owner of more than 5% of the outstanding common stock, by directors and certain executive officers, and by all of our directors and executive officers as a group. Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security or has the right to acquire securities within 60 days from the Record Date, including options and warrants that are currently exercisable or exercisable within 60 days from the Record Date.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. The calculation of percentage of beneficial ownership is based on 21,088,433 shares of our common stock that were outstanding as of the Record Date.

Name and Address(1)	Title of Class	Amount and Nature of Beneficial Ownership	Percent (%) of Class(2)
Xiqiao Liu	common	43,000	0.20%
Sai (Sam) Wang	common	83,294	0.39%
Jennifer Zhan	common	43,000	0.20%
Jin Liu	common	0
Aamir Ali Quraishi	common	0
Mike Zhao	common	0
Hu Li	common	0

All Officers and Directors as a Group (7 total)	common	169,294	0.80%

5% Shareholders Not Mentioned Above :
Yongke Xue	common	1,082,250	5.13%
Shanchun Huang	common	2,489,277	11.08%
Marvin Liu	common	1,600,000	7.59%

(1)	Unless otherwise noted, the address for each of the named beneficial owners is: c/o Shineco, Inc., RM 3D-1603 New World Center Apartment, Chong Wen Men Wai Blvd, Beijing, People’s Republic of China 100062.

(2)	The number and percentage of outstanding shares of common stock is based upon 21,088,433 shares outstanding as of Record Date.

On November 26, 2021, the Company filed a complaint in the Supreme Court of the State of New York, New York County against Lei Zhang and Yan Li, as defendants, and Transhare Corporation, as a nominal defendant, asserting that defendants had not paid for restricted shares of the Company stock pursuant to stock purchase agreements they executed with the Company. The Company sought money damages of $9,088,125 plus interest, punitive damages, and reimbursement of all costs, expenses, and attorneys’ fees. A date for trial will be set at a status conference on September 27, 2023. The outcome of this legal proceeding is uncertain at this point. The Company intends to recover on its claims, and vigorously defend itself in this litigation.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Review, Approval, or Ratification of Related Party Transactions

Our Audit Committee is responsible for reviewing and approving all related party transactions that are required to be disclosed under the applicable rules of the SEC and Nasdaq, when appropriate, and authorizing or ratifying all such transactions in accordance with written policies and procedures established by our board of directors from time to time. The Audit Committee may approve or ratify related party transaction only if it determines in good faith that under all the circumstances, the transaction is fair to us.

A director may vote in respect of any contract or transaction in which he or she is interested, provided, however that the nature of the interest of any director in any such contract or transaction shall be disclosed by him or her at or prior to its consideration and any vote on that matter. A general notice or disclosure to the directors or otherwise contained in the minutes of a meeting or a written resolution of the directors or any committee thereof of the nature of a director’s interest shall be sufficient disclosure and after such general notice it shall not be necessary to give special notice relating to any particular transaction. A director may be counted for a quorum upon a motion in respect of any contract or arrangement which he or she shall make with our company, or in which he or she is so interested and may vote on such motion.

We have a policy under which we are prohibited from making or renewing any personal loan to our executive officers or directors in accordance with Section 13(k) of the Exchange Act. The related party transactions with Yuying Zhang, our former chairman and former Chief Executive Officer, described in this section occurred prior to adoption of this policy, and as such, these transactions were not subject to such prohibition. As of date of the Annual Report on Form 10-K filed on September 28, 2022 with the SEC, all outstanding amounts due from any loans to executive officers or directors have been collected in full.

Due from Related Parties

The Company had previously made temporary advances to certain stockholders (listed below) of the Company and to other entities that are either owned by family members of those stockholders or to other entities that the Company has investments in. Those advances are due on demand, non-interest bearing.

As of June 30, 2022, the outstanding amounts due from related parties consist of the following:

June 30, 2022

Zhao Min	$1,410
Shanghai Gaojing Private Fund Management	429,998
Zhongjian Yijia Health Technology (Qingdao) Co., Ltd.	1,719,568
Zhongjian (Qingdao) International Logistics Development Co., Ltd.	4,644,011
Total due from related parties	$6,794,987

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Due to Related Parties

As of June 30, 2022, the Company had related party payables of US$ 2,798,800, mainly due to the principal shareholders or certain relatives of the shareholders of the Company who lend funds for the Company’s operations. The payables are unsecured, non-interest bearing and due on demand.

June 30, 2022

Wu Yang (1)	$95,630
Wang Sai (2)	96,081
Zhou Shunfang (3)	2,044,561
Zhao Min (4)	562,528
Total due to related parties	$2,798,800

(1)	Wu Yang is the wife of Yin Weixing, one of our Directors.

(2)	Wang Sai is our Chief Financial Officer and Director. The Company paid to Wang Sai $96,081 for the related party payables in the year ended June 30, 2022.

(3)	Zhou Shunfang is the wife of Li Baolin,one of our Directors

(4)	Zhao Min is the wife of Yuying Zhang, the former Chief Executive Officer and Chairman of the Board.

Sales to Related Parties

For the years ended June 30, 2022 and 2021, no sales to related parties or balance of accounts receivables were from continuing operations. The Company recorded sales to Shaanxi Pharmaceutical Group from the discontinued operations, a related party, of US$ nil and US$1,892,410 for the years ended June 30, 2022 and 2021, respectively. As of June 30, 2022 and 2021, the balance of accounts receivable due from Shaanxi Pharmaceutical Group from discontinued operations was US$ nil and US$551,237, respectively.

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PROPOSAL NO. 2 - APPROVAL OF 2023 EQUITY INCENTIVE PLAN

We are seeking shareholder approval of our 2023 Equity Incentive Plan to authorize to reserve a total of 4,000,000 additional shares of Common Stock for issuance pursuant to the 2023 Equity Incentive Plan, as described below.

Summary of 2023 Equity Incentive Plan

On May 4, 2023, our Board of Directors authorized and approved the adoption of the Company’s 2023 Equity Incentive Plan (the “2023 Equity Incentive Plan”), under which an aggregate of 4,000,000 of our shares of Common Stock or options to purchase shares of Common Stock may be issued, and such number of shares of Common Stock shall be and is hereby reserved for such purpose.

Administration.

Authority to administer and manage the 2023 Equity Incentive Plan shall be vested in the Board of the Company or by the compensation committee set up for such purpose (the “Committee”). The Committee shall consist of two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the NASDAQ Stock Market) and (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3), which shall serve at the pleasure of the Board. The Board or the Committee administering the 2023 Equity Incentive Plan (the “Administrator”) shall have full power and authority to designate recipients of options and restricted stock, and to determine the terms and conditions of the respective option and restricted stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the 2023 Equity Incentive Plan.

Eligibility.

The persons eligible for participation in the 2023 Equity Incentive Plan as recipients of options or restricted stock shall include directors, officers and employees of, and consultants and advisors to, the Company or any subsidiary; provided that incentive options may only be granted to employees of the Company and any subsidiary.

Awards.

A maximum of 4,000,000 shares of the Company’s Common Stock, par value $0.001 per share shall be subject to the 2023 Equity Incentive Plan. The shares of Common Stock subject to the 2023 Equity Incentive Plan shall consist of unissued shares, treasury shares or previously issued shares held by any subsidiary of the Company, and such number of shares of Common Stock shall be and is hereby reserved for such purpose.

Options.

The purchase price of each share of Common Stock purchasable under an incentive option shall be determined by the Administrator at the time of grant, but shall not be less than 100% of the Fair Market Value of such share of common stock on the date the option is granted.

The term of each option shall be fixed by the Administrator, but no incentive option shall be exercisable more than ten years after the date such option is granted and in the case of an incentive option granted to an optionee who, at the time such incentive option is granted, owns (within the meaning of Section 424(d) of the code) more than 10% of the total combined voting power of all classes of stock of the Company or of any subsidiary, no such incentive option shall be exercisable more than five years after the date such incentive option is granted

Change of Control.

Upon the occurrence of a change in control, the Administrator may accelerate the vesting of outstanding restricted stock, in whole or in part, as determined by the Administrator, in its sole discretion.

The foregoing summary of the 2023 Equity Incentive Plan is not purported to be complete and is qualified in its entirety by reference to the 2023 Equity Incentive Plan, a copy of which has been included as Annex “A” to this Proxy Statement, as filed electronically with the SEC, which is available under the Company’s filings at www.sec.gov.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL TO APPROVE THE 2023 EQUITY INCENTIVE PLAN.

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PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

While stockholder ratification of the Company’s independent registered public accountants is not required by our Certificate of Incorporation, Bylaws, or otherwise, the Audit Committee and management believe that it is desirable and a matter of good corporate practice for stockholders to ratify the Company’s selection of the independent registered public accountants. The Audit Committee has selected Assensture to serve as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2023. Therefore, we are requesting that stockholders approve the proposal to ratify the appointment of Assensture as our independent registered public accounting firm.

The Audit Committee values the input of our stockholders. In the event that stockholders do not approve this proposal, the Audit Committee may reconsider this appointment.

We have been advised by Assensture that neither the firm nor any of its associates had any relationship during the last fiscal year with our Company other than the usual relationship that exists between independent registered public accountant firms and their clients. Representatives of Assensture are not expected to attend the Meeting in person and therefore are not expected to be available to respond to any questions. As a result, representatives of Assensture will not make a statement at the Meeting.

The Board recommends that you vote “for” ratifying the appointment of ASSENSTURE to serve as the Company’s independent registered public accounting firm for the FISCAL year endING June 30, 2023.

Fees Paid to the Independent Registered Public Accounting Firm

The following table shows the fees that were billed for audit and other services provided by Assentsure PAC and Centurion ZD CPA, our independent accountants, for the fiscal year ended June 30, 2022 and 2021, respectively:

	Fiscal Year Ended June 30,
	2022	2021
Audit Fees(1)	$200,000	$195,000
Audit-related Fees(2)	8,900	-
Total	$208,900	$195,000

(1)	Audit Fees –This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided by independent auditors in connection with statutory and regulatory filings or the engagement for fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

(2)	Audit-Related Fees – This category consists of assurance and related services by our independent auditor that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC.

(3)	Tax Fees – This category consists of professional services rendered by our independent auditors for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

(4)	All Other Fees –This category consists of fees for other miscellaneous items such as travel and out-of-pocket expenses.

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Policies and Procedures Relating to Approval of Services by our Independent Registered Public Accountants

The Audit Committee is solely responsible for the approval in advance of all audit and permitted non-audit services to be provided by our independent registered public accounting firms (including the fees and other terms thereof), subject to the de minimus exceptions for non-audit services provided by Section 10A(i)(1)(B) of the Exchange Act, which services are subsequently approved by the Audit Committee prior to the completion of the audit. None of the fees listed above are for services rendered pursuant to such de minimus exceptions.

The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit, tax, and non-audit services provided by Centurion in the fiscal years ended June 30, 2021 and 2022. Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. One or more independent directors serving on the Audit Committee may be delegated by the full Audit Committee to pre-approve any audit and non-audit services. Any such delegation shall be presented to the full Audit Committee at its next scheduled meeting. Pursuant to these procedures, the Audit Committee approved the foregoing audit services provided by Assensture.

Audit Committee Report

The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee our financial reporting activities. The Audit Committee is responsible for reviewing with both our independent registered public accounting firm and management, our accounting and reporting principles, policies and practices, and our accounting, financial, and operating controls and staff. The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by the Public Company Accounting Oversight Board’s (the “PCAOB”) Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year ended June 30, 2022 for filing with the SEC. The Audit Committee has also approved, subject to stockholders’ ratification, the appointment of Assensture to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023.

The information contained in this proxy statement with respect to the Audit Committee’s report above and the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

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OTHER MATTERS

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

OTHER IMPORTANT INFORMATION

Deadline for Submission of Stockholder Proposals for 2024 Annual Meeting of Stockholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2024 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at RM 3D-1603 New World Center Apartment, Chong Wen Men Wai Blvd, Beijing 100062, People’s Republic of China, no later than December 29, 2023.

If we are not notified of a stockholder proposal within a reasonable time prior to the time we send our proxy statement for our 2024 Annual Meeting of Stockholders, our Board will have discretionary authority to vote on the stockholder proposal, even though the stockholder proposal is not discussed in the proxy statement. In order to curtail any controversy as to the date on which a stockholder proposal was received by us, it is suggested that stockholder proposals be submitted by certified mail, return receipt requested, and be addressed to Shineco, Inc., RM 3D-1603 New World Center Apartment, Chong Wen Men Wai Blvd, Beijing 100062, People’s Republic of China. Notwithstanding, the foregoing shall not affect any rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 under the Exchange Act nor grant any stockholder a right to have any nominee included in our proxy statement.

Proxy Solicitation

The solicitation of proxies is made on behalf of the Board and we will bear the cost of soliciting proxies. The transfer agent and registrar for our common stock, Transhare Corporation, as a part of its regular services and for no additional compensation other than reimbursement for out-of-pocket expenses, has been engaged to assist in the proxy solicitation. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by our directors, officers, and other employees who will receive no additional compensation therefor. We may also retain a proxy solicitation firm to assist us in obtaining proxies by mail, facsimile, or email from record and beneficial holders of shares for the Meeting. If we retain a proxy solicitation firm, we expect to pay such firm reasonable and customary compensation for its services, including out-of-pocket expenses.

We request persons such as brokers, nominees, and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

Annual Report

The Annual Report is being sent with this proxy statement to each stockholder and is available at https://www.biosisi.com as well as on the SEC’s website at www.sec.gov. The Annual Report contains our audited financial statements for the fiscal year ended June 30, 2022. The Annual Report, however, is not to be regarded as part of the proxy soliciting material.

Delivery of Proxy Materials to Households

Only one copy of this proxy statement and one copy of our Annual Report are being delivered to multiple registered stockholders who share an address unless we have received contrary instructions from one or more of the stockholders. A separate form of proxy and a separate notice of the Meeting are being included for each account at the shared address. Registered stockholders who share an address and would like to receive a separate copy of our Annual Report and/or a separate copy of this proxy statement, or have questions regarding the householding process, may contact the Company’s transfer agent: Transhare Corporation, by calling (303) 662-1112, or by forwarding a written request addressed to Transhare Corporation, 17755 North US Highway 19, Suite # 140, Clearwater, FL 33764.

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Promptly upon request, a separate copy of our Annual Report on Form 10-K and/or a separate copy of this proxy statement will be sent. By contacting Transhare Corporation, registered stockholders sharing an address can also (i) notify the Company that the registered stockholders wish to receive separate annual reports to stockholders, proxy statements, and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports to stockholders and proxy statements in the future if registered stockholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks, and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple stockholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of our common stock, you may have received householding information from your broker, brokerage firm, broker/dealer, bank, or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement or our Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

Accompanying this proxy statement is a copy of the Annual Report. Such Annual Report constitutes the Company’s annual report to its stockholders for purposes of Rule 14a-3 under the Exchange Act. Such Annual Report includes the Company’s audited financial statements for the fiscal year ended June 30, 2022 and certain other financial information, which is incorporated by reference herein. The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this proxy statement should contact Xiqiao Liu, our Executive Director, at RM 3D-1603 New World Center Apartment, Chong Wen Men Wai Blvd, Beijing 100062, People’s Republic of China or by telephone on (+86) 10- 68130220.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and the Annual Report are available at https://www.biosisi.com.

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SHINECO, INC.

Annual Meeting of Stockholders

June 28, 2023

9:00 p.m. EST

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF SHINECO, INC.

The undersigned stockholder of Shineco, Inc., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated May 18, 2023, and hereby appoints, if no person is specified, Xiqiao Liu as proxy, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of stockholders to be held on June 28, 2023, at 9:00 p.m. EST, at BCos Conference Center, West Tower, Global Financial Center, East Third Ring Middle Road, Chaoyang District, Beijing, People’s Republic of China 100020 (the “Meeting”), or at any adjournment or postponement thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below (i) as specified by the undersigned below and (ii) in the discretion of any proxy upon such other business as may properly come before the Meeting, all as set forth in the Notice of the Annual Meeting of Stockholders and in the Proxy Statement furnished herewith.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposals No. 1, 2 and 3, and in the discretion of the proxy with respect to such other business as may properly come before the Meeting.

Continued and to be signed on reverse side

VOTE BY INTERNET

www.transhare.com (click on Vote Your Proxy and enter your control number)

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., EST, June 27, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY EMAIL

Please email your signed proxy card to Anna Kotlova at akotlova@bizsolaconsulting.com.

VOTE BY FAX

Please fax your signed proxy card to +1.727.269.5616.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Anna Kotlova, at Transhare Corporation, 17755 North US Highway 19, Suite # 140. Clearwater FL 33764.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please provide your email address below and check here to indicate your consent to receive or access proxy materials electronically in future years. [  ]

Email Address:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends voting FOR the following:

Votes must be indicated (x) in Black or Blue ink.

PROPOSAL NO. 1:	To re-elect seven director nominees listed in the accompanying proxy statement;	FOR	WITHHOLD	ABSTAIN

	To vote for all nominees or withhold from voting for all nominees, mark here	[ ]	[ ]	[ ]

	To vote individually for each nominee:	[ ]	[ ]	[ ]

	1.01 Mike Zhao	[ ]	[ ]	[ ]

	1.02 Sai (Sam) Wang	[ ]	[ ]	[ ]

	1.03 Jennifer Zhan	[ ]	[ ]	[ ]

	1.04 Jin Liu	[ ]	[ ]	[ ]

	1.05 Aamir Ali Quraishi	[ ]	[ ]	[ ]

	1.06 Xiqiao Liu	[ ]	[ ]	[ ]

	1.07 Hu Li	[ ]	[ ]	[ ]

PROPOSAL NO. 2:	To approve the 2023 Equity Incentive Plan.	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

PROPOSAL NO. 3:	Ratify the appointment of Assensture PAC as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2023.	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If an entity, please sign in the full entity name, by a duly authorized officer.

Stock Owner signs here	Co-Owner signs here

Date: